SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 15, 2004


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                         A.I. RECEIVABLES TRANSFER CORP.
                           (EXACT NAME OF REGISTRANT)

      DELAWARE                       333-110912                  22-3674608
 -----------------------         --------------------          --------------
(STATE OF INCORPORATION)        (COMMISSION FILE NO.)          (IRS EMPLOYER
                                                               IDENTIFICATION
                                                                NUMBER)

                                160 WATER STREET
                             NEW YORK, NY 10038-4922
                    ----------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 428-5400
                         -------------------------------
                         (REGISTRANT'S TELEPHONE NUMBER)

ITEM  9.01    FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------


(c) Exhibit.

   Exhibit 99.1   --     Noteholder Report for AICCO Premium Finance Master
                         Trust (f/k/a AIG Credit Premium Finance Master Trust) dated September 15, 2004.








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
                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                     A.I. Receivables Transfer Corp.


Date:  September 17, 2004             By: /s/ Jeffrey Lesnoy
                                          --------------------------------------
                                          Jeffrey Lesnoy
                                          Authorized Signatory







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
                                  EXHIBIT INDEX


Exhibit No.                      Description
-----------                      -----------

  99.1       --    Noteholder Report for AICCO Premium Finance Master Trust
                   dated September 15, 2004.









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